UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-23268

Highland Floating Rate Opportunities Fund

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 357-9167

Date of fiscal year end: June 30

Date of reporting period: September 30, 2017

Item 1:	Schedule of Investments

The Schedule of Investments are attached herewith.

INVESTMENT PORTFOLIO (unaudited)
As of September 30, 2017	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)
U.S. Senior Loans (a) - 43.4%
AEROSPACE (b) - 0.5%
5,388,394	Engility Corporation Term Loan B-2, 1M LIBOR + 3.250% , 08/12/2023	5,459,144

CHEMICALS - 0.1%
1,375,000	Minerals Technologies, Inc. Fixed Rate Term Loan 4.75%, 05/09/2021	1,397,344

CONSUMER DISCRETIONARY - 1.5%
4,993,624	Scientific Games International, Inc., 2M LIBOR + 3.250%, 08/14/2024	5,008,455
6,710,455	Truck Hero, Inc. First Lien Term Loan, 3M LIBOR + 4.000%, 04/21/2024	6,724,412
1,666,667	Initial Term Loan 2nd Lien 3M LIBOR + 8.250%, 04/21/2025	1,683,334
2,610,723	USS Ultimate Holdings, Inc. LIBOR + 3.750%, 08/25/2024 (b)	2,642,273

		16,058,474

CONSUMER PRODUCTS (b) - 1.0%
3,411,054	Dayco Products, LLC Term Loan B, 3M LIBOR + 5.000%, 05/19/2023	3,436,637
7,384,388	Laureate Education, Inc. Term Loan B, 1M LIBOR + 4.500%, 04/26/2024	7,432,829

		10,869,466

ENERGY - 2.0%
7,624,703	Azure Midstream Energy LLC Term Loan B, 1M LIBOR + 6.500%, 11/15/2018	7,092,499
10,446,657	Chief Exploration & Development LLC Second Lien Term Loan, 3M LIBOR + 6.500%, 05/16/2021 (b)	10,247,544
1,726,689	Fieldwood Energy LLC First Lien Term Loan, 3M LIBOR + 7.000%, 08/31/2020	1,532,436
3,402,844	First Lien Last Out Term Loan, 3M LIBOR + 7.125%, 09/30/2020	2,381,991

		21,254,470

FINANCIAL - 4.2%
3,974,186	AssuredPartners, Inc., 1M LIBOR + 3.350%, 10/22/2024	3,985,771
3,766,784	GTCR Valor Companies, Inc., 3M LIBOR + 4.250%, 06/16/2023 (b)	3,819,350
1,994,911	LBM Borrower, LLC First Lien Tranche B Term Loan 4.50%, 08/20/2022 (b)	2,014,511
6,647,868	NFP Corp. Term Loan B, 1M LIBOR + 3.500%, 01/08/2024	6,704,641
9,710,285	Ocwen Loan Servicing LLC Term Loan B, 1M LIBOR + 5.000%, 12/05/2020	9,707,226
11,138,043	Russell Investment Group Term Loan B, 1M LIBOR + 4.250%, 06/01/2023	11,323,659
6,498,285	Walter Investment Management Corp. Tranche B Term Loan B, 1M LIBOR + 3.750%, 12/18/2020	5,980,729

		43,535,887

FOOD & DRUG - 0.2%
1,216,830	Supervalu, Inc. Term Loan B, 1M LIBOR + 3.500%, 06/08/2024	1,168,917
730,098	Delayed Draw Term Loan, 1M LIBOR + 3.500%, 06/08/2024	701,350

		1,870,267

GAMING & LEISURE (c)(d) - 0.9%
49,138,954	Ginn-LA CS Borrower LLC First Lien Tranche B Term Loan	1
22,925,890	Ginn-LA CS Borrower LLC First Lien Tranche A Credit-Linked Deposit	—
11,940,100	LLV Holdco LLC Exit Revolver (l)	9,380,143

		9,380,144

INVESTMENT PORTFOLIO (unaudited) (continued)
As of September 30, 2017	Highland Floating Rate Opportunities Fund

HEALTHCARE – 6.9%
2,000,000	Akorn, Inc. Term Loan B, 1M LIBOR + 4.250%, 04/16/2021	2,030,000
3,902,089	Alere, Inc. Term Loan B, 3M LIBOR + 3.250%, 06/18/2022	3,905,347
2,290,545	CCS Medical, Inc. Bridge Term Loan (e)(l)	—
44,970,173	CCS Medical, Inc. First Lien Term Loan (d)(l)	25,722,939
4,798,561	Parexel International Corporation 3.00%, 09/27/2024 (b)	4,837,573
6,602,581	Quorum Health Corporation Term Loan B, 3M LIBOR + 6.750%, 04/29/2022 (b)	6,705,746
5,848,052	RadNet, Inc. Reprice Term Loan, 3M LIBOR + 3.750%, 06/30/2023 (b)	5,906,533
7,830,918	Surgery Center Holdings, Inc.1M LIBOR + 3.250%, 09/02/2024 (b)	7,779,547
8,444,658	U.S. Renal Care, Inc. Term Loan B, 3M LIBOR + 4.250%, 12/31/2022 (b)	8,197,652
6,977,314	Valeant Pharmaceuticals International, Inc. Tranche B Term Loan F-1, 1M LIBOR + 4.750%, 04/01/2022	7,109,569

		72,194,906

HOUSING - 2.3%
5,699,601	84 Lumber Co. Term Loan B, 1M LIBOR + 5.750%, 10/04/2023	5,767,312
4,037,513	Builders FirstSource, Inc. Term Loan B, 3M LIBOR + 3.000%, 02/29/2024 (b)	4,055,177
3,649,509	Capital Automotive LP First Lien Term Loan, 1M LIBOR + 3.000%, 03/24/2024 (b)	3,677,537
2,296,581	Second Lien Term Loan, 1M LIBOR + 6.000%, 03/24/2025 (b)	2,333,188
8,000,000	EH/Transeastern LLC/TE TOUSA Term Loan (c)(d)	4,000,000
1,743,503	Nevada Land Group LLC First Lien Initial Term Loan (d)(l)	—
4,322,198	Quikrete Holdings, Inc. First Lien Term Loan, 1M LIBOR + 2.750%, 11/15/2023 (b)	4,327,104

		24,160,318

INDUSTRIALS - 1.2%
3,000,000	Hayward Industries, Inc. 3.50%, 08/05/2024 (b)	3,023,115
1,639,344	HD Supply Waterworks, Ltd., 6M LIBOR + 3.000%, 08/01/2024	1,644,984
3,942,336	TransDigm, Inc. Term Loan E, 1M LIBOR + 3.000%, 05/14/2022 3,956,449
1,975,000	Extended Term Loan F, 1M LIBOR + 3.000%, 06/09/2023	1,982,594
1,969,466	Term Loan D, 3M LIBOR + 3.000%, 06/04/2021	1,976,851

		12,583,993

INFORMATION TECHNOLOGY - 3.3%
3,000,000	Avaya, Inc. Term Loan B7 (b)(d)	2,548,125
4,373,654	CCC Information Services, Inc. First Lien Term Loan, 1M LIBOR + 3.000% , 04/27/2024	4,373,654
4,684,534	Kronos Incorporated Term Loan B, 3M LIBOR + 3.500%, 11/01/2023 (b)	4,716,741
4,800,000	Second Lien Term Loan, 3M LIBOR + 8.250%, 11/01/2024	4,969,704
7,871,750	LANDesk Group, Inc. Term Loan B, 1 Week LIBOR + 4.250% , 01/20/2024	7,691,329
6,701,784	NeuStar, Inc. Term Loan B-2, 3M LIBOR + 3.750% , 08/08/2024 (b)	6,767,394
3,162,076	Optiv Security, Inc. 3M LIBOR + 3.250%, 02/01/2024	2,978,944
285,714	3M LIBOR + 7.250%, 02/01/2025 (b)	265,357
765,284	Synchronoss Technologies, Inc. Term Loan, 1M LIBOR + 4.500%, 01/19/2024	725,872

		35,037,120

INVESTMENT PORTFOLIO (unaudited) (continued)
As of September 30, 2017	Highland Floating Rate Opportunities Fund

MANUFACTURING - 2.0%
5,159,160	Doncasters U.S. Finance LLC Term Loan B, 3M LIBOR + 3.500%, 04/09/2020 4,998,994
1,440,290	Second Lien Term Loan, 3M LIBOR + 8.250%, 10/09/2020	1,366,836
3,989,618	Filtration Group Corp. First Lien Term Loan, 1M LIBOR + 3.000%, 11/21/2020	4,020,378
6,722,333	VC GB Holdings, Inc. First Lien Term Loan, 1M LIBOR + 3.750%, 02/28/2024	6,797,959
4,000,000	Second Lien Term Loan, 1M LIBOR + 8.000%, 02/28/2025	4,010,000

		21,194,167

MATERIALS (b) - 0.4%
4,102,879	Kraton Polymers, LLC1M LIBOR + 3.000%, 01/06/2022	4,160,586

MEDIA & TELECOMMUNICATIONS - 2.2%
8,718,386	Fort Dearborn Company First Lien Term Loan, 3M LIBOR + 4.000% , 10/19/2023	8,761,978
11,571,429	iHeartCommunications, Inc. Term Loan D, 1M LIBOR + 6.750% , 01/30/2019 (b)	8,985,330
4,983,547	Univision Communications, Inc. Term Loan C-5, 1M LIBOR + 2.750% , 03/15/2024 (b)	4,945,573

		22,692,881

METALS & MINERALS (b) - 0.7%
6,962,506	MacDermid, Inc. Term Loan B-6, 1M LIBOR + 3.000% , 06/07/2023	7,007,484

RETAIL - 5.1%
9,967,424	Academy, Ltd. Term Loan B, 1M LIBOR + 4.000%, 07/01/2022	6,806,255
4,942,160	Harbor Freight Tools USA, Inc. Term Loan B, 1M LIBOR + 3.250%, 08/18/2023	4,968,626
12,930,248	J.C. Penney Corporation, Inc. Term Loan B, 3M LIBOR + 4.250%, 06/23/2023	12,606,992
7,101,724	Jo-Ann Stores, Inc. Term Loan, 6M LIBOR + 5.000%, 10/20/2023	6,808,777
4,987,406	Leslie’s Poolmart, Inc. Tranche B Term Loan 3.75%, 08/16/2023 (b)	4,996,757
9,001,502	Men’s Wearhouse, Inc. (The) 2015 Term Loan 5.00%, 06/18/2021	8,692,075
3,868,751	Toys ‘R’ Us Property Company I LLC New Term Loan B, 1M LIBOR + 5.000%, 08/21/2019	3,672,567
8,888,683	Toys ‘R’ Us-Delaware, Inc. Term Loan B-4 (d)	5,362,809

		53,914,858

SERVICE - 4.4%
6,808,425	Advantage Sales & Marketing, Inc. First Lien Term Loan, 1M LIBOR + 3.250%, 07/23/2021 (b)	6,433,996
10,840,000	Second Lien Term Loan, 1M LIBOR + 6.500%, 07/25/2022	9,818,330
4,382,271	AlixPartners LLP Term Loan B, 3M LIBOR + 3.000% 4.33%, 04/04/2024 (b)	4,399,405
450,395	EnergySolutions LLC Term Loan, 3M LIBOR + 4.750%, 05/29/2020	458,839
7,217,001	Spin Holdco, Inc. Term Loan B, 2M LIBOR + 3.750%, 11/14/2022 (b)	7,258,499
6,820,937	USI, Inc. Term Loan B, 3M LIBOR + 3.000%, 05/16/2024 (b)	6,809,580
4,748,476	WASH Multifamily Laundry Systems LLC First Lien Term Loan, 1M LIBOR + 3.250%, 05/14/2022 (b)	4,775,210
761,873	First Lien Term Loan, 1M LIBOR + 3.250%, 05/14/2022 (b)	766,162
4,986,945	Weight Watchers International, Inc. Tranche B-2 Initial Term Loan, 1M LIBOR + 3.250%, 04/02/2020 (b)	4,936,178

		45,656,199

INVESTMENT PORTFOLIO (unaudited) (continued)
As of September 30, 2017	Highland Floating Rate Opportunities Fund

TRANSPORTATION (b) - 1.4%
5,524,405	Gruden Acquisition, Inc., 3M LIBOR + 5.500%, 08/18/2022	5,463,995
8,754,221	Traverse Midstream Partners LLC 4.00%, 09/27/2024	8,874,592

		14,338,587

UTILITIES - 3.1%
6,940,471	Dynegy, Inc. Term Loan C, 1M LIBOR + 3.250% , 02/07/2024 (b)	6,979,823
3,633,367	EFS Cogen Holdings I LLC Term Loan B, 3M LIBOR + 3.500%, 06/28/2023 (b)	3,683,326
7,681,149	Granite Acquisition, Inc. Term Loan B, 3M LIBOR + 4.000%, 12/19/2021 (b)	7,747,284
306,454	Term Loan C, 3M LIBOR + 4.000%, 12/19/2021 (b)	309,093
2,319,304	Second Lien Term Loan B, 3M LIBOR + 7.250%, 12/19/2022	2,328,001
6,276,279	Lightstone Holdco LLC Initial Term Loan B, 1M LIBOR + 4.500%, 01/30/2024 (b)	6,261,906
391,076	Initial Term Loan C, 1M LIBOR + 4.500%, 01/30/2024 (b)	390,180
59,127,210	Texas Competitive Electric Holdings Co. LLC, Non Extended Escrow Loan (f)	147,818
4,966,800	Vistra Operations Company LLC Term Loan B-2, 1M LIBOR + 2.750%, 12/14/2023 (b)	4,989,548

		32,836,979

	Total U.S. Senior Loans (Cost $576,593,386)	455,603,274

Foreign Denominated or Domiciled Senior Loans (a)- 3.6%
CANADA - 1.7%
5,988,679	Husky Injection Molding Systems, Ltd. and Yukon Acquisition, Inc. New Term Loan 3.25%, 06/30/2021 (b)	6,035,930
1,864,919	Lions Gate Entertainment Corp. First Lien Term Loan, 1M LIBOR + 3.000%, 12/08/2023	1,882,011
6,000,000	Sandvine Corporation, 3M LIBOR + 5.750%, 08/01/2024 (b)	5,760,000
3,920,225	Telesat Canada, 1M LIBOR + 3.000%, 11/17/2023 (b)	3,957,801

		17,635,742

LUXEMBOURG - 1.9%
1,939,700	Auris Luxembourg III S.a.r.l. Term Loan B-7, 3M LIBOR + 3.000%, 01/17/2022	1,950,611
2,632,577	Avolon TLB Borrower 1 (Luxembourg) S.a.r.l. Term Loan B-2, 1M LIBOR + 2.750%, 04/03/2022	2,641,107
7,562,442	Endo Luxembourg Finance Company I S.a r.l. Term Loan B, 1M LIBOR + 4.250%, 04/29/2024 (b)	7,647,519
6,545,526	Evergreen Skills Lux S.a.r.l. First Lien Initial Term Loan, 1M LIBOR + 4.750%, 04/28/2021	6,204,963
2,000,000	Second Lien Initial Term Loan, 1M LIBOR + 8.250%, 04/28/2022	1,645,840

		20,090,040

	Total Foreign Denominated or Domiciled Senior Loans (Cost $37,630,816)	37,725,782

Collateralized Loan Obligations (g)(h) – 7.2%
750,000	Acis CLO, Ltd. (o) Series 2014-4A, Class D, 3M USD LIBOR + 3.100%, 05/01/2026	735,469
3,000,000	Series 2014-3A, Class D, 3M USD LIBOR + 3.120%, 02/01/2026	2,923,650
1,000,000	Series 2015-6A, Class D, 3M USD LIBOR + 3.770%, 05/01/2027	998,750
2,000,000	Series 2014-5A, Class D, 3M USD LIBOR + 4.340%, 11/01/2026	2,000,200
2,250,000	Series 2014-4A, Class E, 3M USD LIBOR + 4.800%, 05/01/2026	2,115,000
2,000,000	Series 2015-6A, Class E, 3M USD LIBOR + 5.490%, 05/01/2027	1,935,000
3,000,000	Series 2013-1A, Class E, 3M USD LIBOR + 5.600%, 04/18/2024	3,000,000
1,000,000	Apidos CLO Series 2013-12A, Class F, 3M USD LIBOR + 4.900%, 04/15/2025	930,300
3,125,000	Ares XXIX CLO, Ltd. Series 2014-1A, Class D, 3M USD LIBOR + 4.800%, 04/17/2026	3,117,187
6,500,000	Ares XXVIII CLO, Ltd. Series 2013-3A, Class E, 3M USD LIBOR + 4.900%, 10/17/2024	6,499,350

INVESTMENT PORTFOLIO (unaudited) (continued)
As of September 30, 2017	Highland Floating Rate Opportunities Fund

2,000,000	Atlas Senior Loan Fund III, Ltd. Series 2013-1A, Class E, 3M USD LIBOR + 4.750%, 08/18/2025	1,990,000
500,000	Atrium XI Series 11A, Class E, 3M USD LIBOR + 5.100%, 10/23/2025	501,750
3,500,000	Babson CLO, Ltd. 2014-II Series 2014-IIA, Class E, 3M USD LIBOR + 5.000%, 10/17/2026	3,377,500
2,000,000	Birchwood Park CLO, Ltd. Series 2014-1A, Class E1, 3M USD LIBOR + 5.100%, 07/15/2026	1,940,000
500,000	Carlyle Global Market Strategies CLO, Ltd. Series 2014-4A, Class E, 3M USD LIBOR + 5.200%, 10/15/2026	500,000
1,000,000	Cathedral Lake CLO, Ltd. Series 2015-3A, Class DR, 3M USD LIBOR + 4.100%, 07/16/2029	1,003,750
1,000,000	Cent CDO, Ltd. Series 2007-14A, Class D, 3M USD LIBOR + 1.300%, 04/15/2021	1,000,010
5,250,000	CIFC Funding, Ltd. Series 2013-4A, Class E, 3M USD LIBOR + 4.750%, 11/27/2024	5,243,175
2,500,000	Dryden XXV Senior Loan Fund Series 2012-25A, Class ERR, 3M USD LIBOR + 5.820% 10/15/2027	2,475,000
500,000	Figueroa CLO, Ltd. Series 2014-1A, Class E, 3M USD LIBOR + 5.700%, 01/15/2027	492,500
1,500,000	Series 2014-1A, Class F, 3M USD LIBOR + 6.500%, 01/15/2027	1,305,000
1,000,000	Greywolf CLO, Ltd. Series 2013-1A, Class D, 3M USD LIBOR + 4.700%, 04/15/2025	1,001,250
1,250,000	Series 2013-1A, Class E, 3M USD LIBOR + 5.050%, 04/15/2025	1,250,000
3,350,000	Series 2014-1A, Class D, 3M USD LIBOR + 5.100%, 04/22/2026	3,366,750
3,000,000	KVK CLO, Ltd. Series 2015-1A, Class D, 3M USD LIBOR + 4.000%, 05/20/2027	3,010,500
2,600,000	MP CLO VIII, Ltd. Series 2015-2A, Class E, 3M USD LIBOR + 5.900%, 10/28/2027	2,606,500
2,000,000	OFSI Fund VII, Ltd. Series 2014-7A, Class ER, 3M USD LIBOR + 6.250%, 10/18/2026	2,000,000
4,000,000	OHA Credit Partners VIII, Ltd. Series 2013-8A, Class E, 3M USD LIBOR + 4.400%, 04/20/2025	4,000,000
4,550,000	Palmer Square CLO, Ltd. Series 2013-1A, Class DR, 3M USD LIBOR + 5.000%, 05/15/2025	4,549,545
1,800,000	Silver Spring CLO, Ltd. Series 2014-1A, Class F, 3M USD LIBOR + 5.200%, 10/15/2026	1,395,000
1,000,000	Sound Harbor Loan Fund, Ltd. Series 2014-1A, Class D, 3M USD LIBOR + 7.000%, 10/30/2026	1,000,100
2,000,000	Symphony CLO XIV, Ltd. Series 2014-14A, Class E, 3M USD LIBOR + 4.600%, 07/14/2026	1,950,600
3,000,000	TICP CLO III, Ltd. Series 2014-3A, Class E1, 3M USD LIBOR + 5.550%, 01/20/2027	2,971,875
1,871,937	Westchester CLO, Ltd. Series 2007-1A, Class E, 3M USD LIBOR + 4.300%, 08/01/2022 (o)	1,829,469

	Total Collateralized Loan Obligations (Cost $70,042,632)	75,015,180

Corporate Bonds & Notes - 3.2%
CHEMICALS - 0.2%
1,947,500	Momentive Performance Materials, Inc. 4.69%, 04/24/2022	1,884,206

ENERGY (g) - 0.1%
1,000,000	Chesapeake Energy Corp. 8.00%, 06/15/2027	992,500

HEALTHCARE (g) - 1.3%
7,750,000	Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 6.63%, 05/15/2022 (i)	7,633,750
1,855,000	Quorum Health Corp. 11.63%, 04/15/2023 (i)	1,715,875
4,695,000	SP Finco LLC 6.75%, 07/01/2025	4,425,037

		13,774,662

INFORMATION TECHNOLOGY (g) - 0.2%
4,571,000	Avaya, Inc. (d)	205,695

INVESTMENT PORTFOLIO (unaudited) (continued)
As of September 30, 2017	Highland Floating Rate Opportunities Fund

2,259,000	Intelsat Jackson Holdings SA 9.75%, 07/15/2025	2,287,238

		2,492,933

RETAIL (g) - 0.8%
3,973,000	Guitar Center, Inc. 6.50%, 04/15/2019 (i)	3,625,363
5,000,000	PetSmart, Inc. 5.88%, 06/01/2025	4,387,500

		8,012,863

TELECOMMUNICATIONS - 0.2%
10,939,879	iHeartCommunications, Inc., Cash 12.000% + PIK 2.000%, 02/01/2021	1,586,282

UTILITIES - 0.4%
2,560,000	Dynegy, Inc. (f) 8.00%, 01/15/2025	2,662,400
640,000	8.13%, 01/30/2026 (g)	660,000
15,600,000	Ocean Rig UDW, Inc. (d)(g)	1,076,400
20,000,000	Competitive Electric Holdings Co., LLC (f)(g)	70,000
8,000,000	Texas Competitive Electric Holdings Co., LLC (f)(g)	50,000

		4,518,800

	Total Corporate Bonds & Notes (Cost $55,306,111)	33,262,246

Shares
Claims - 0.0%
TELECOMMUNICATIONS (j) - 0.0%
3,791,858	Wind Telecomunicazione SpA Trade Claim Facility 3692	52,138

	Total Claims (Cost $1,934,751)	52,138

Common Stocks - 7.1%
ENERGY (k) - 0.1%
20,317	Arch Coal, Inc., Class A (i)(p)	1,457,542
1,118,286	Value Creation, Inc. (c)	1

		1,457,543

FINANCIAL (c) - 0.0%
3,143	Venoco LLA Unit	—
220	Venoco LLC Units	—

		—

GAMING & LEISURE (c)(k)(l) - 0.0%
44	LLV Holdco LLC - Litigation Trust Units	—
34,512	LLV Holdco LLC - Series A, Membership Interest	—
436	LLV Holdco LLC - Series B, Membership Interest	—

		—

HEALTHCARE (c)(k)(l) - 0.0%
207,031	CCS Medical, Inc.	—

HOUSING (c) - 0.4%
1,648,350	Westgate Investments LLC	3,873,623

MEDIA & TELECOMMUNICATIONS (k)(m) - 4.6%
501,736	Metro-Goldwyn-Mayer, Inc., Class A	48,245,178

REAL ESTATE (c)(k)(l) - 0.0%
1,064,599	Allenby	1
7,188,352	Claymore	7

		8

INVESTMENT PORTFOLIO (unaudited) (continued)
As of September 30, 2017	Highland Floating Rate Opportunities Fund

UTILITIES (k) - 2.0%
10,378	Entegra TC LLC, Class A (c)	158,679
1,117,865	Vistra Energy Corp. (p)	20,892,897

		21,051,576

	Total Common Stocks (Cost $367,796,750)	74,627,928

Units
Rights - 0.1%
UTILITIES (k) - 0.1%
1,117,866	Texas Competitive Electric Holdings Co., LLC	1,257,599

	Total Rights (Cost $3,992,865)	1,257,599

Warrants - 0.0%
ENERGY (k) - 0.0%
5,801	Arch Coal, Inc. expires 10/05/2023	163,588

GAMING & LEISURE (c)(k)(l) - 0.0%
1,834	LLV Holdco LLC - Series C, Membership Interest	—
2,522	LLV Holdco LLC - Series D, Membership Interest	—
2,819	LLV Holdco LLC - Series E, Membership Interest	—
3,172	LLV Holdco LLC - Series F, Membership Interest	—
3,594	LLV Holdco LLC - Series G, Membership Interest	—

		—

	Total Warrants (Cost $—)	163,588

Shares
Registered Investment Companies (n) - 1.0%
10,623,886	State Street Navigator Prime Securities Lending Portfolio	10,623,886

	Total Registered Investment Companies (Cost $10,623,886)	10,623,886

Cash Equivalents - 30.0%
315,051,053	State Street Institutional U.S. Government Money Market Fund, Premier Class	315,051,053

	Total Cash Equivalents (Cost $315,051,053)	315,051,053

Total Investments - 95.6% (Cost $1,441,944,124)		1,003,382,674

Securities Sold Short - (0.8)%
Corporate Bonds - (0.8)%
MEDIA & TELECOMMUNICATIONS (g) - (0.3)%
(2,500,000)	CCO Holdings LLC / CCO Holdings Capital Corp. 5.13%, 05/01/2027	(2,540,625)

TELECOMMUNICATIONS - (0.5)%
(4,500,000)	Sprint Corp. 7.88%, 09/15/2023	(5,231,250)

	Total Corporate Bonds (Proceeds $7,546,125)	(7,771,875)

	Total Securities Sold Short (Proceeds $7,546,125)	(7,771,875)

Other Assets & Liabilities, Net – 5.2%		54,180,150

Net Assets - 100.0%		1,049,790,949

INVESTMENT PORTFOLIO (unaudited) (continued)
As of September 30, 2017	Highland Floating Rate Opportunities Fund

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (j) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at September 30, 2017. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown. Current LIBOR rates include 1 month which is equal to 1.23% and 3 months equal to 1.33%.
(b)	All or a portion of this position has not settled. As applicable, full contract rates do not take effect until settlement date
(c)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate value of $43,187,532, or 4.1% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2017.
(d)	The issuer is, or is in danger of being, in default of its payment obligation.
(e)	Unfunded security.
(f)	Represents value held in escrow pending future events. No interest is being accrued.
(g)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At September 30, 2017, these securities amounted to $107,410,261 or 10.2% of net assets.
(h)	Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect September 30, 2017. LIBOR, otherwise known as London Interbank Offered Rate, is the benchmark interest rate that banks charge each other for short-term loans. Current LIBOR rates include 3 months equal to 1.33%.
(i)	Securities (or a portion of securities) on loan. As of September 30, 2017, the market value of securities loaned was $10,439,327. The loaned securities were secured with cash and securities collateral of $10,623,886. Collateral is calculated based on prior day’s prices.
(j)	These positions represent claims that have been filed with the United States Bankruptcy Court Southern District of New York against Lehman Commercial Paper, Inc. UK Branch.
(k)	Non-income producing security.
(l)	Affiliated issuer. Assets with a total aggregate market value of $35,103,090, or 3.3% of net assets, were affiliated with the Fund as of September 30, 2017.
(m)	Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Period End	Percent of Net Assets
Metro-Goldwyn-Mayer, Inc.	Common Stocks	12/20/2010	$21,845,688	$48,245,178	4.6%

(n)	Represents investments of cash collateral received in connection with securities lending.
(o)	Securities of collateralized loan obligations where an affiliate of the Investment Adviser serves as collateral manager.
(p)	All or part of this security is pledged as collateral for short sales and written options contracts. The market value of the securities pledged as collateral was $20,557,550.

Foreign Denominated or Domiciled Senior Loans

Industry Concentration Table:

(% of Net Assets)

Industrial	0.8%
Consumer Discretionary	0.2%
Information Technology	1.3%
Telecommunications	0.4%
Healthcare	0.9%

Total	3.6%

GLOSSARY: (abbreviations that may be used in the preceding statements) (unaudited)

Other Abbreviations:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
PIK	Payment-in-Kind

NOTES TO INVESTMENT PORTFOLIO (unaudited)
As of September 30, 2017	Highland Floating Rate Opportunities Fund

Organization

Highland Floating Rate Opportunities Fund (the “Fund”) is organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts. The Fund is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. On September 25, 2017, the Fund acquired the assets of Highland Floating Rate Opportunities Fund (the “Predecessor Fund”), a series of Highland Funds I, a Delaware statutory trust. The Fund is the successor to the accounting and performance information of the Predecessor Fund. This report includes information for the period ended September 30, 2017.

On November 3, 2017, shareholders of the Fund approved a proposal authorizing the Board of Trustees (the “Board”) of the Fund to convert the fund from an open-end fund to a closed-end fund at a special meeting of shareholders. The Board took action to convert the Fund to a closed-end fund effective shortly after 4:00p.m. Eastern Time on November 3, 2017. The Fund began listing its shares for trading on the New York Stock Exchange (“NYSE”) on November 6, 2017 under the ticker symbol “HFRO”.

Valuation of Investments

In computing the Fund’s net assets attributable to its common shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”), or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services and to have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund net asset value (“NAV”), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates that are unobservable.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by each Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)
As of September 30, 2017	Highland Floating Rate Opportunities Fund

Level 1	—	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2	—	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3	—	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Highland Capital Management Fund Advisors, L.P. (“the Investment Adviser”) has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of September 30, 2017, the Fund’s investments consisted of senior loans, foreign denominated or domiciled senior loans, collateralized loan obligations, corporate bonds and notes, U.S. asset-backed securities, non-U.S. asset-backed securities, claims, common stocks, registered investment companies, cash equivalents, rights warrants and securities sold short. The fair value of the Fund’s loans and bonds are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans and bonds that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, registered investment companies, rights and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)
As of September 30, 2017	Highland Floating Rate Opportunities Fund

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value each Fund’s assets as of September 30, 2017 is as follows:

	Total value at September 30, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
U.S. Senior Loans
Aerospace	$5,459,144	$—	$5,459,144	$—
Chemicals	1,397,344	—	1,397,344	—
Consumer Discretionary	16,058,474	—	16,058,474	—
Consumer Products	10,869,466	—	10,869,466	—
Energy	21,254,470	—	21,254,470	—
Financial	43,535,887	—	43,535,887	—
Food & Drug	1,870,267	—	1,870,267	—
Gaming & Leisure	9,380,144	—	—	9,380,144
Healthcare	72,194,906	—	46,471,967	25,722,939
Housing	24,160,318	—	20,160,318	4,000,000
Industrials	12,583,993	—	12,583,993	—
Information Technology	35,037,120	—	35,037,120	—
Manufacturing	21,194,167	—	21,194,167	—
Materials	4,160,586	—	4,160,586	—
Media & Telecommunications	22,692,881	—	22,692,881	—
Metals & Minerals	7,007,484	—	7,007,484	—
Retail	53,914,858	—	53,914,858	—
Service	45,656,199	—	45,656,199	—
Transportation	14,338,587	—	14,338,587	—
Utilities	32,836,979	—	32,836,979	—
Foreign Denominated or Domiciled Senior Loans
Canada	17,635,742	—	17,635,742	—
Luxembourg	20,090,040	—	20,090,040	—
Collateralized Loan Obligations	75,015,180	—	75,015,180	—
Corporate Bonds & Notes(1)	33,262,246	—	33,262,246	—
Claims	52,138	—	—	52,138
Common Stocks
Energy	1,457,543	1,457,542	—	1
Financial	—	—	—	—	(2)
Gaming & Leisure	—	—	—	—	(2)
Healthcare	—	—	—	—	(2)
Housing	3,873,623	—	—	3,873,623
Media & Telecommunications	48,245,178	—	48,245,178	—
Real Estate	8	—	—	8
Utilities	21,051,576	20,892,897	—	158,679
Rights	1,257,599	—	1,257,599	—
Warrants(1)	163,588	163,588	—	—	(2)
Registered Investment Companies	10,623,886	10,623,886	—	—
Cash Equivalents	315,051,053	315,051,053	—	—

Total Assets	1,003,382,674	348,188,966	612,006,176	43,187,532

Liabilities
Securities Sold Short(1)	(7,771,875)	—	(7,771,875)	—

Total Liabilities	(7,771,875)	—	(7,771,875)	—

Total	$995,610,799	$348,188,966	$604,234,301	$43,187,532

(1)	See Investment Portfolio detail for industry breakout.
(2)	This category includes securities with a value of zero.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)
As of September 30, 2017	Highland Floating Rate Opportunities Fund

The tables below set forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the period ended September 30, 2017.

	Balance as of June 30, 2017	Transfers into Level 3	Transfers out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gain/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchases	Net (Sales)	Balance as of September 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Held at September 30, 2017
U.S. Senior Loans
Gaming & Leisure	$9,552,080	$—	$—	$—	$—	$(171,936)	$—	$—	$9,380,144	$(171,936)
Healthcare	24,146,282	—	—	—	—	349,748	1,226,909	—	25,722,939	349,748
Housing	4,000,000	—	—	—	—	—	—	—	4,000,000	—
Claims	52,138	—	—	—	—	—	—	—	52,138	—
Common Stocks
Energy	1	—	—	—	—	—	—	—	1	—
Housing	3,675,821	—	—	—	—	197,802	—	—	3,873,623	197,802
Real Estate	10	—	—	—	—	2,055,119	412,455	(2,467,576)	8	2,055,119
Utilities	242,015	—	—	—	—	31,189	—	(114,525)	158,679	31,189

Total	$41,668,347	$—	$—	$—	$—	$2,461,922	$1,639,364	$(2,582,101)	$43,187,532	$2,461,922

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the three months ended September 30, 2017, there were no transfers between Levels.

The Fund uses end of period market value in the determination of the amount associated with any transfers between levels.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 9/30/2017	Valuation Technique	Unobservable Inputs	Input Value(s)
Bank Loans	$39,103,083	Adjusted Appraisal	Liquidity Discount	10%
			Asset Specific Discount	10%
		Liquidation Analysis	Settlement Discount	50%
		Multiples Analysis	Multiple of Revenue	0.4x - 0.5x
			Multiple of EBITDA	3.0x - 5.0x
Claims	52,138	N/A	N/A	N/A
Common Stocks	4,032,311	Multiples Analysis	Capitalization Rate	6.23%
			Discount	37%
			Multiple of Revenue	0.4x - 0.5x
			Multiple of EBITDA	3.0x - 5.0x
		Discounted Cash Flow	Scenario Proabilities	15% - 70%
			Illiquidity Discount	10%

Total	$43,187,532

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)
As of September 30, 2017	Highland Floating Rate Opportunities Fund

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this report.

Securities Sold Short

The Fund’s may sell securities short. A security sold short is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investments Portfolios for the Fund. Cash held as collateral for securities sold short is classified as restricted cash as applicable. Restricted cash in the amount of $7,834,102 was held with the broker for the Fund. Additionally, securities and cash valued at $20,557,550 and $1,200,000, respectively, were posted in the Fund’s segregated account as collateral.

Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)
As of September 30, 2017	Highland Floating Rate Opportunities Fund

Affiliated Issuers

Under Section 2 (a) (3) of the 1940 Act, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The tables below show affiliated issuers of each Fund as of the period ended September 30, 2017:

Issuer	Shares at June 30, 2017	Beginning Value as of June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales of Affiliated Issuers	Change in Unrealized Appreciation/ Depreciation	Ending Value as of September 30, 2017	Shares at September 30, 2017	Affiliated Income
Majority Owned Not Consolidated
Allenby (Common Stocks)	1,323,961	$1	$54,276	$(313,638)	$—	$259,362	$1	1,064,599	$—
Claymore (Common Stocks)	8,984,111	9	358,179	(2,153,938)	—	1,795,757	7	7,188,352	—
Other Affiliates
CCS Medical, Inc. (U.S. Senior
Loans & Common Stocks)	46,240,843	24,146,282	1,226,909	—	—	349,748	25,722,939	47,467,749	—
LLV Holdco, LLC (U.S. Senior Loans,
Common Stocks and Warrants)	11,989,033	9,552,080	—	—	—	(171,937)	9,380,143	11,989,033	—
Nevada Land Group LLC (U.S. Senior Loans)	1,743,503	—	—	—	—	—	—	1,743,503	—

Total	70,281,451	$33,698,372	$1,639,364	$(2,467,576)	$—	$2,232,930	$35,103,090	69,453,236	$—

U.S. Federal Income Tax Information

Unrealized appreciation and depreciation at September 30, 2017, based on cost of investments, derivatives and cash equivalents for U.S. federal income tax purposes was:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation	Cost
$33,631,495	$(468,578,651)	$(434,947,156)	$1,430,557,955

Unfunded Loan Commitments

As of September 30, 2017, the Fund had unfunded loan commitments of $2,290,545, which could be extended at the option of the borrower, as detailed below:

Borrower	Unfunded Loan Commitment	Market Value	Unrealized Appreciation (Depreciation)
CCS Medical, Inc.	$2,290,545	$—	$—

Unfunded loan commitments are marked to market on the relevant day of valuation in accordance with the Fund’s valuation policies.

For more information with regard to significant accounting policies, see the most recent semi-annual report filed with the U.S. Securities and Exchange Commission.

Item 2.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Highland Floating Rate Opportunities Fund

By:	/s/ Brad Ross
Brad Ross
President and Principal Executive Officer

Date: November 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brad Ross
Brad Ross
President and Principal Executive Officer

Date: November 28, 2017

By:	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer and Principal Financial Officer

Date: November 28, 2017